UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2010
PAA Natural Gas Storage, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-34722 (Commission File Number)	27-1679071 (IRS Employer Identification No.)
333 Clay Street, Suite 1500, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Effective August 15, 2010, Don O’Shea, Controller of PNGS GP LLC, the general partner of PAA Natural Gas Storage, L.P. (“PNG”), was elected to the additional position of Chief Accounting Officer. Tina Summers, who previously served as Chief Accounting Officer of PNG, is retiring from the company on August 31, 2010.
     Mr. O’Shea, age 39, has served as Controller of PNG since February 2010. From November 2009 to January 2010, he served as Director, Special Projects of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Prior thereto, Mr. O’Shea spent 15 years working for the accounting firm PricewaterhouseCoopers LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAA Natural Gas Storage, L.P.
Date: August 19, 2010	By:	PNGS GP LLC, its general partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer